STOCK PURCHASE AGREEMENT


         This Agreement is made and entered into as of the 16th day of February, 2001, between Datakey, Inc., a Minnesota corporation (the "Company") and each of the persons listed on Schedule 1 to this Agreement (the "Investors"). Reference to any exhibits herein refers to the exhibits included in the Company's offering materials dated February 16, 2001 (the "Offering Materials").

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Company and each of the Investors, the Company and the Investors agree as follows:

         1. Sale and Purchase of Securities. Subject to the terms and conditions hereof, the Company agrees to sell to each Investor at the Closing (as defined herein), and each Investor severally agrees to purchase from the Company at the Closing, that number of shares of the Company's Common Stock (the "Shares") set forth opposite each Investor's name on Schedule 1 at a purchase price of three dollars ($3.00) per share, together with a five-year warrant in the form attached hereto as Exhibit A (the "Warrant") to purchase that number of Shares of the Company's Common Stock set forth on Schedule 1 at an exercise price per share equal to 101% of the Market Value, with Market Value defined as the average of the closing prices of the Company's Common Stock as reported by Nasdaq over the five (5) business days preceding the date of this Agreement. The Shares and the Warrants are referred to herein collectively as the "Securities."

         2. Closing. The closing shall take place at the offices of Fredrikson & Byron, P.A., Minneapolis, Minnesota 55402, at 1:00 p.m., Minneapolis time, on Tuesday, February 20, 2001 (the "Closing") and/or at such other place or time as may be mutually acceptable to the Investors and the Company. At the Closing, subject to the satisfaction of the conditions in Section 6 below, the Company will deliver to each Investor a certificate representing the Shares purchased by such Investor, together with a Warrant representing the right to purchase that number of shares of Common Stock of the Company set forth opposite each Investor's name on Schedule 1, against payment of the purchase price therefor by certified check or wire transfer to the Company in the amounts set forth after their respective names in Schedule 1 hereto.

         3. Representations and Warranties by the Company. To induce each Investor to enter into this Agreement and to purchase the number of Securities set forth after his or its name on Schedule 1, the Company hereby represents and warrants to each Investor that:

                  3.1 Organization, Standing, Etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all states or jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and the failure to be so qualified would have a materially adverse effect on the Company's business.


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                  3.2 Authorization and Enforceability. The Company has full legal power, right and authority to enter into this Agreement and the Registration Rights Agreement among the Company and the Investors, the form of which is attached hereto as Exhibit B (the "Registration Rights Agreement") and to issue the Securities. This Agreement, the Registration Rights Agreement and the Securities, have been duly authorized, executed and delivered on behalf of the Company and are the valid and binding obligations of the Company, enforceable in accordance with their respective terms and subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, to the exercise of judicial discretion as to the availability of equitable remedies such as specific performance in injunction and subject, as to enforcement of the indemnification provisions, to limitations under applicable securities laws. The Securities when delivered pursuant to the terms of this Agreement will be validly issued, fully paid and nonassessable.

                  3.3 Subsidiaries. The Company has one wholly owned subsidiary, Datakey FSC.

                  3.4 Financial Statements. Included in the Offering Materials are (a) the Company's annual report on Form 10-KSB for the year ended December 31, 1999, (b) the Company's quarterly reports on Form 10-QSB for the quarters ended April 1, 2000, July 1, 2000, and September 30, 2000 (c) the Company's Proxy Statement for the Annual Meeting of Shareholders held in 2000, and (d) the Company's 1999 Annual Report. The financial statements included in such reports
(i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the balance sheet dates and the results of its operations for the periods therein specified, subject, in the case of the April 1, 2000, July 1, 2000, and the September 30, 2000 financial statements, to normal year-end adjustments, and (iii) have, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Without limiting the generality of the foregoing, the balance sheets included in such reports or notes thereto disclose all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) of the Company at December 31, 1999, April 1, 2000, July 1, 2000, and September 30, 2000, which, individually, or in the aggregate, are material or which in accordance with generally accepted accounting principles would be required to be disclosed in such balance sheets, and includes appropriate reserves for all taxes and other liabilities accrued as of such dates but not yet payable.

                  3.5 Tax Returns and Audits. All required federal, state and local tax returns and appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or due provision for the payment thereof has been made. The Company is not delinquent in any material respect in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax.

                  3.6 Changes, Dividends, Etc. Except for the transactions contemplated by this Agreement, since September 30, 2000, the Company has not:
(i) incurred any debts, obligations or liabilities, absolute, accrued or

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contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (v) sold, transferred or leased any of its assets except in the ordinary course of business; (vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the tangible properties, business or prospects of the Company; (vii) encountered any labor difficulties or labor union organizing activities; (viii) issued or sold any shares of capital stock or other securities or granted any options (other than to employees), warrants, or other purchase rights with respect thereto other than pursuant to this Agreement; (ix) made any acquisition or disposition of any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business; (x) materially increased the compensation payable, or to become payable, to any of its directors or employees, or made any bonus payment or similar arrangement with any directors or employees or increased the scope or nature of any fringe benefits provided of its employees or directors; or (xi) agreed to do any of the foregoing other than pursuant hereto. Except as otherwise disclosed in the Offering Materials, there has been no material adverse change in the financial condition, operations, results of operations or business of the Company since September 30, 2000.

                  3.7 Title to Properties and Encumbrances. The Company has good and marketable title to all of its properties and assets, except for property disposed of in the ordinary course of business since September 30, 2000, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described on the September 30, 2000, balance sheet or the notes thereto, (b) liens for taxes and assessments or other governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, (c) statutory liens that have arisen in the ordinary course of business, or (d) those which do not materially affect the value of or interfere with the use made of such properties and assets.

                  3.8 Conditions. The plant, offices and equipment of the Company have been kept in good condition and repair in the ordinary course of business.

                  3.9 Litigation; Governmental Proceedings. There are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, or its properties or business, and the Company is not aware of any facts which are likely to result in or form the basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality with respect to which it is a party or is named as an affected person, nor to the best of its knowledge is the Company in default with respect to any other judgment, order or decree. The Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.


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                  3.10 Compliance With Applicable Laws or Other Instruments. To
the best of the Company's knowledge, the business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities.

                  3.11 Shares, Warrants and Warrant Shares. The Shares and Warrants, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and shall be free and clear of all pledges, liens, encumbrances and restrictions, except securities restrictions as set forth in Section 4 hereof. The Warrant Shares have been reserved for issuance and when issued upon exercise of the Warrants, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in Section 4.

                  3.12 Securities Laws. Based in part upon the representations of the Investors, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Shares, Warrants or Warrant Shares, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales. The Company has not, directly or through an agent, offered the Securities or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Investors and other accredited investors. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Shares, Warrants or Warrant Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the federal Securities Act of 1933, as amended (the "Securities Act"). The Company has filed all reports or other documentation that it is required to file by the federal Securities Exchange Act of 1934, as amended, any rules or regulations promulgated thereunder, the applicable rules and regulations of the National Association of Securities Dealers ("NASD") and all applicable state securities laws, and the information contained in such reports or other documents did not make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

                  3.13 Patents and Other Intangible Rights. To the best of its knowledge, the Company (a) owns or has the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, (b) is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its

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business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to the development, operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens or claims of others, and (d) is not using any confidential information or trade secrets of others.

                  3.14 Capital Stock. At the date hereof, the Company is authorized by its articles of incorporation to issue 30,000,000 shares of capital stock, which consists of the following: (a) 20,000,000 shares of common stock, $.05 par value, of which there are outstanding 8,284,539 shares, (b) 400,000 shares of Convertible Preferred Stock, of which there are outstanding 150,000 shares, and (c) 9,600,000 undesignated shares. All of the outstanding shares of the Company were duly authorized, validly issued and are fully paid and nonassessable. Other than with regard to the outstanding Convertible Preferred Stock, or as otherwise disclosed on Exhibit 3.14, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. All outstanding securities of the Company have been issued in full compliance with an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and from the regulation and qualification requirements of all applicable state securities laws.

                  3.15 License and Approvals. The Company has all licenses, certificates, permits and other approvals from governmental and regulatory authorities necessary for the conduct of its business as it is currently being conducted and as proposed to be conducted except those which would not have a material adverse effect or the Company if not obtained.

                  3.16 Defaults. The Company is not in breach, default or violation of, and the execution of this Agreement and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in any breach of, any of the terms or conditions of, or constitute a default or violation under, (i) the Articles of Incorporation, as amended, or Bylaws, as amended, of the Company, (ii) any indenture, agreement or other instrument to which the Company is now a party, or
(iii) to the best of the Company's knowledge, any law or any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency having jurisdiction over the Company or its property.

                  3.17 Insurance Coverage. There are in full force policies of insurance issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources.

                  3.18 No Brokers or Finders. Except for First Albany Corporation, which is assisting the Company in the transactions contemplated by this Agreement, no person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or any Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this

Agreement. The Company will indemnify and hold each of the Investors harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

                  3.19 Disclosure. The Company has not knowingly withheld from the Investors any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any certificate, schedule or other document furnished or to be furnished to any Investor pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

                  3.20 Reporting. The Company is subject to the reporting requirements of the Securities Act and the Exchange Act and (i) has timely filed all reports and statements required to be filed thereunder in the 12-month period prior to the date hereof, and (ii) each report and statement was true and complete in all material respects when filed.

         4. Representations of the Investors. Each Investor represents for itself that:

                  4.1 Investment Intent. The Securities being acquired by such Investor are being purchased for investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. Such Investor understands that the Securities have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by each Investors. Such Investor further understands that the Securities may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws.

                  Such Investor understands that an exemption from such registration is presently available pursuant to Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") but that in any event an Investor may not sell any securities pursuant to Rule 144 prior to the expiration of a one-year period after such Investor has acquired such securities. Such Investor understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

                  4.2 Location of Principal Office, Qualification as an Accredited Investor, Etc. The state in which such Investor's principal office (or domicile, if such Investor is an individual) is located is the state set forth in such Investor's address on Schedule 1. Unless otherwise indicated on such Investor's signature page to this Agreement, such Investor qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act for the reasons specified after such investor's name on such signature page. Such Investor acknowledges that the Company has made available to such Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to such Investor. Such Investor (a) is able to bear the loss of its entire investment in the Shares without any material adverse effect on its business, operations or prospects, and (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement.

                  4.3 Acts and Proceedings. This Agreement has been duly authorized by all necessary action on the part of such Investor, has been duly executed and delivered by such Investor, and is a valid and binding agreement of such Investor.

                  4.4 No Brokers or Finders. Except for First Albany Corporation, which is assisting the Company in the transactions contemplated by this Agreement, no person, firm or corporation has or will have, as a result of any act or omission by such Investor, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. Such Investor will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable as a result of the actions of such Investor in connection with the transactions contemplated by this Agreement.

                  4.5 Exculpation Among Investors. Such Investor acknowledges that in making his or its decision to invest in the Company, he or it is not relying on any other Investor or upon any person, firm or company, other than the Company and its officers, employees and/or directors. Such Investor agrees that no other Investor, nor the partners, employees, officers or controlling persons of any other Investor shall be liable for any actions taken by such Investor, or omitted to be taken by such Investor, in connection with such investment.

                  4.6 Legends. It is understood that the certificates evidencing the Shares may bear legends required by applicable federal and state securities laws as well as the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT DATED FEBRUARY 16, 2001, AMONG DATAKEY, INC. AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.


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         5. Conditions of Each Investor's Obligation. The obligation to purchase and pay for the Securities which each Investor has agreed to purchase on the closing date is subject to the fulfillment prior to or on the closing date of the conditions set forth in this Article 5.

                  5.1 Representations and Warranties. The representations and warranties of the Company under this Agreement shall be true in all material respects as of the closing date with the same effect as though made on and as of the closing date.

                  5.2 Compliance with Agreement. The Company shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with prior to or as of the closing date.

                  5.3 Certificate of Officers. The Company shall have delivered to First Albany Corporation, as representative of the Investors, a certificate, dated the closing date, executed by the President and the senior financial officers of the Company and certifying to the satisfaction of the conditions specified in Sections 5.1 and 5.2.

                  5.4 Opinion of the Company's Counsel. The Company shall have delivered to First Albany Corporation, as representative of the Investors, an opinion of Fredrikson & Byron, P.A., counsel for the Company, dated the closing date, to the effect that:

                           (a) The Company is a corporation duly organized and
                  validly existing in good standing under the laws of the state of its incorporation, and has the corporate power and authority to own and hold the properties owned and leased by it and to carry on the business in which it is engaged. The Company has the corporate power and authority to enter into this Agreement, to issue and sell the Shares, Warrants and the Warrant Shares and to carry out the provisions of this Agreement.

                           (b) This Agreement has been duly authorized, executed
                  and delivered by the Company, and is the legal, valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, subject, as to the enforcement of remedies, to limitations under applicable bankruptcy, insolvency, moratorium, reorganization, and other laws affecting the rights of creditors generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

                           (c) The Securities being purchased on the closing
                  date have been duly authorized, validly issued and delivered by the Company, are fully paid and nonassessable, and are entitled to the rights, preferences and provisions of the Company's articles of incorporation and the benefits of the provisions of this Agreement applicable thereto. The certificates evidencing the Shares and the Warrants are in valid and sufficient form.


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                           (d) All corporate proceedings required by law or by
                  the provisions of this Agreement to be taken by the Board of Directors and shareholders of the Company on or prior to such closing date in connection with the execution and delivery of this Agreement, the offer, issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement, have been duly and validly taken.

                           (e) The Company is authorized by its articles of
                  incorporation to issue 30,000,000 shares of capital stock, which consists of the following: (a) 20,000,000 shares of common stock, $.05 par value, of which there are outstanding 8,284,539 shares, (b) 400,000 shares of convertible preferred stock, of which there are outstanding 150,000 shares, and (c) 9,600,000 undesignated shares. All shares outstanding immediately prior to the closing date have been duly authorized and validly issued. Except for the Common Stock, and the convertible preferred stock, the Company has no other authorized series or class of capital stock and, to the best of such counsel's knowledge and without any special inquiry into this matter, has no outstanding options, warrants or other rights to acquire securities of the Company, other than as disclosed in Exhibit 3.14.

                           (f) The requisite number of Warrant Shares have been
                  validly authorized and reserved for issuance upon exercise of the Warrants, and when issued upon such exercise, will be authorized, validly issued and outstanding, fully paid and nonassessable. To the best of such counsel's knowledge, except for with regard to the outstanding shares of Stock, no security holder of the Company is entitled to preemptive or similar rights as a result of the execution or delivery of this Agreement or the issuance of the Shares, Warrants, or Warrant Shares.

                           (g) Assuming the accuracy of the representations made
                  by the Investors in their Acceptances and Section 4 hereof, the offer, sale, issuance and delivery of the Securities to the Investors under the circumstances contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securities laws.

                           (h) Except for matters disclosed as part of Exhibit
                  B, such counsel has no knowledge of any litigation, proceeding or governmental investigation pending or threatened against the Company or its properties or business.

                           (i) Nothing has come to the attention of counsel
                  which would lead counsel to reasonably believe that the Company's business and operations are not being conducted in all material respects in compliance with applicable laws, rules, and regulations.

                  5.5 Supporting Documents. First Albany Corporation, as representative for each investor, shall have received the following:


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                           (a) A copy of resolutions of the Board of Directors
                  of the Company certified by the Secretary of the Company authorizing and approving the execution, delivery and performance of this Agreement and issuance of the Securities;

                           (b) A certificate of incumbency executed by the
                  Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this Agreement and further certifying that the articles of incorporation and bylaws of the Company delivered to legal counsel for the Investors at the time of the execution of this Agreement have been validly adopted and have not been amended or modified;

                           (c) The certificates contemplated by Section 5.3
                  above; and

                           (d) Such additional supporting documentation and
                  other information with respect to the transactions contemplated hereby as legal counsel for the Investors may reasonably request.

                  5.6 Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Securities to the Investors at the closing shall have been obtained.

                  5.7 Proceeding and Documents. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to legal counsel for the Investors.

                  5.8 Registration Rights Agreement. The Company, each Investor and each of the parties listed on the signature page of Exhibit 5.8 shall enter into the Registration Rights Agreement dated as of the Closing in the form attached as Exhibit 5.8.

         6. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor.

                  6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  6.2 Payment of Purchase Price. The Investors shall have delivered the purchase price as specified in Section 1.

         7. Affirmative Covenants of the Company. The Company covenants and agrees as follows:

                  7.1 Corporate Existence. The Company will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to so comply would have a material adverse impact on the Company or its business or operations.

                  7.2 Books of Accounts and Reserves. The Company will keep books of record and account in which full, true and correct entries are made of all of its respective dealings, business and affairs, in accordance with generally accepted accounting principles. The Company will employ certified public accountants who are "independent" within the meaning of the accounting regulations of the Commission.

                  7.3 Application of Proceeds. Unless otherwise approved by the Investors, the net proceeds received by the Company from the sale of the Shares on the closing date shall be used for the purposes set forth in the Use of Proceeds section of the Offering Materials.

                  7.4 Filing of Reports. The Company will make timely filings of such reports as are required to be filed by it with the Commission so that Rule 144 under the Securities Act or any successor provision thereto will be available to the security holders of the Company who were otherwise able to take advantage of the provisions of such Rule.

                  7.5 Patents and Other Intangible Rights. The Company will apply for, or obtain assignments of, or licenses to use, all patents, trademarks, trade names and copyrights which in the opinion of a prudent and experienced businessperson operating in the industry in which the Company is operating are desirable or necessary for the conduct and protection of the business of the Company.

         8.       Miscellaneous.

                  8.1 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail:

                  (a) if to any holder of any Shares addressed to such holder at its address as shown on the books of the Company, or at such other address as such holder may specify by written notice to the Company, or

                  (b) if to the Company at 407 West Travelers Trail, Burnsville, MN 55337, Attention: President; or at such other address as the Company may specify by written notice to the Investors;

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

                  8.2 Survival of Representations and Warranties, Etc. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investors or on their behalf, and the sale and purchase of the Shares and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to this Agreement (other than legal opinions) at the closing shall constitute representations and warranties by the Company hereunder.

                  8.3 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of any of the Shares; provided, however, that a successor or assign of an Investor shall not be regarded as an "Investor."

                  8.4 Headings. The headings of the articles and sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                  8.5 Choice of Law. The laws of New York shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder.

                  8.6 Counterparts. This Agreement may be executed at different times by different Investors and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Notwithstanding any other section of this Agreement, the execution of this Agreement on different dates by different Investors shall not be deemed an amendment to this Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and each of the Investors has an executed a signature page as well as an acceptance form attached to this Agreement.


                                  DATAKEY, INC.


                                  By:
                                         Alan G. Shuler, Vice President and
                                         Chief Financial Officer

                                  INVESTOR


                                  By:
                                      Its:

                                   SCHEDULE I

Investor                                         Shares            Warrants

Special Situations Private Equity Fund, L.P.    300,000             300,000
Special Situations Cayman Fund                  166,666             166,666
Special Situations Fund III, L.P.               650,000             650,000
Special Situations Technology Fund, L.P.        216,667             216,667
Helmut Muehl-Kuehner                             16,667              16,667
Robert G. Allison                                16,000              16,000
Elizabeth M. Cramer                              10,000              10,000
Christopher T. Dah                               10,000              10,000
Dennis D. Gonyea                                 10,000              10,000
Sandra J. Hale                                   10,000              10,000
USB Piper Jaffray as Custodian                   10,000              10,000
  FBO Mark Halsten IRA
Dorothy J. Hoel                                  18,000              18,000
USB Piper Jaffray As Custodian                   16,000              16,000
  FBO Raymond R. Johnson IRA
USB Piper Jaffray as Custodian                   10,000              10,000
  FBO William R. Kennedy IRA #2
James F. Lyons                                   10,000              10,000
MB Partnership                                   10,000              10,000
Daniel S. Perkins and                            16,000              16,000
  Patrice M. Perkins JTWROS
USB Piper Jaffray as Custodian                   32,000              32,000
  FBO Richard C. Perkins IRA
Richard C. Perkins                               35,000              35,000
USB Piper Jaffray as Custodian                    7,000               7,000
  FBO James G. Peters IRA
USB Piper Jaffray as Custodian                   10,000              10,000
  FBO David H. Potter IRA
John T. Potter                                   10,000              10,000
John F. Rooney                                   10,000              10,000
                                              ---------           ---------
         TOTALS                               1,600,000           1,600,000